SUMMARY PROSPECTUS September 22, 2017

AB FlexFee™ US Thematic Portfolio

Ticker: Advisor Class–FFTYX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated June 28, 2017, as revised September 22, 2017, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to www.abfunds.com/go/prospectus, email a request to prorequest@ABglobal.com, call (800) 227-4618, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

PRO-0169-FFUT-0917

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

Advisor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Advisor Class
Management Fees(a)	.55%
Distribution and/or Service (12b-1) Fees	None
Other Expenses:
Transfer Agent	.07%
Other Expenses	.35%

Total Other Expenses(b)	.42%

Total Annual Fund Operating Expenses Before Waiver	.97%

Fee Waiver and/or Expense Reimbursement(c)	(.37)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	.60%

(a)	The management fee paid to the Adviser consists of a base fee at an annualized rate of 0.55% of the Fund’s average daily net assets and a positive or negative performance adjustment of up to an annualized rate of 0.50% based upon the Fund’s performance relative to the S&P 500 Index, resulting in a minimum total fee of 0.05% and a maximum total fee of 1.05%.

(b)	Total Other Expenses are estimated for the current fiscal year.

(c)	The Adviser has contractually agreed to waive fees and/or to bear expenses of the Fund through December 31, 2018 to the extent necessary to prevent Total Other Expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 0.05% of average daily net assets (“expense limitations”). Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s Total Other Expenses to exceed the expense limitations.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s operating expenses stay the same and that any expense limitation and fee waiver are in effect through the date indicated above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Advisor Class
After 1 Year	$61
After 3 Years	$272

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance.

PRINCIPAL STRATEGIES

The Fund pursues opportunistic growth by investing primarily in a portfolio of U.S. companies. Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of U.S. companies and related derivatives.

The Adviser employs a combination of “top-down” and “bottom-up” investment processes with the goal of identifying the most attractive U.S. securities, fitting into broader themes, which are developments that have broad effects across industries and companies. Drawing on its fundamental research capabilities, the Adviser seeks to identify long-term secular growth trends (often resulting from innovation) that will affect multiple industries. The Adviser will assess the effects of these trends on entire industries and on individual companies. Through this process, the Adviser intends to identify key investment themes, which will be the focus of the Fund’s investments and which are expected to change over time based on the Adviser’s research.

In addition to this “top-down” thematic approach, the Adviser will also use a “bottom-up” analysis of individual companies that focuses on prospective earnings growth, valuation and quality of company management. The Adviser normally considers a universe of primarily U.S. mid- to large-capitalization companies for investment.

The Adviser expects that normally the Fund’s portfolio will emphasize investments in securities issued by U.S. companies, although it may invest in foreign securities.

PRINCIPAL RISKS

•

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s growth approach, may underperform the market generally.

•

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

•

Capitalization Risk: Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources.

•

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

No performance information is available for the Fund because it has not yet been in operation for a full calendar year.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
Daniel C. Roarty	Since June 2017	Senior Vice President of the Adviser

Benjamin Ruegsegger	Since September 2017	Senior Vice President of the Adviser

PURCHASE AND SALE OF FUND SHARES

Purchase Minimums

	Initial	Subsequent
Advisor Class Shares (only available to fee-based programs or through other limited arrangements and certain commission-based brokerage arrangements)	None	None

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800-221-5672).

TAX INFORMATION

The Fund may pay income dividends or make capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or a group retirement plan), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PRO-0169-FFUT-0917